SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA PARTNERS PORTFOLIOS

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TRANSAMERICA PARTNERS SMALL GROWTH

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL GROWTH

570 Carillon Parkway

St. Petersburg, Florida 33716

November 28, 2012

Dear Shareholder:

  The enclosed information statement describes Ranger Investment Management, L.P. (the “Sub-Adviser”), the sub-adviser to the Transamerica Partners Small Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth are invested.

  On May 24, 2012, the Board of Trustees of the Portfolio approved a new sub-advisory agreement with the Sub-Adviser and the termination of Perimeter Capital Partners LLC as sub-adviser to the Portfolio. The Sub-Adviser took over day-to-day management of the Portfolio on August 31, 2012.

  Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers or new sub-advisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Sub-adviser and the terms of the sub-advisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS SMALL GROWTH PORTFOLIO

a series of Transamerica Partners Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

November 28, 2012

Dear Investor:

The enclosed information statement describes Ranger Investment Management, L.P. (the “Sub-Adviser”), the sub-adviser to the Transamerica Partners Small Growth Portfolio (the “Portfolio”).

On May 24, 2012, the Board of Trustees of the Portfolio approved a new sub-advisory agreement with the Sub-Adviser and the termination of Perimeter Capital Partners LLC as sub-adviser to the Portfolio. The Sub-Adviser took over day-to-day management of the Portfolio on August 31, 2012.

Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers or new sub-advisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Sub-Adviser and the terms of the sub-advisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS SMALL GROWTH PORTFOLIO

a series of Transamerica Partners Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

TRANSAMERICA PARTNERS SMALL GROWTH

a series of Transamerica Partners Funds Group

570 Carillon Parkway

St. Petersburg, Florida 33716

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL GROWTH

a series of Transamerica Partners Funds Group II

570 Carillon Parkway

St. Petersburg, Florida 33716

November 28, 2012

This Information Statement (“Information Statement”) is being furnished to investors of Transamerica Partners Small Growth Portfolio, (referred to as “Small Growth Portfolio” or the “Portfolio”), a series of Transamerica Partners Portfolios (“TPP”). The Small Growth Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth are invested.

This Information Statement provides information regarding the approval by the Portfolio’s Board of Trustees (referred to herein as the “Board” or “Trustees”) of a new sub-advisory agreement on behalf of the Portfolio. The Portfolio is sub-advised by Ranger Investment Management, L.P. (“Ranger” or the “Sub-Adviser”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and Ranger, a copy of which is attached hereto as Exhibit A.

Transamerica Partners Portfolios, a registered investment company, is organized as a New York trust (“TPP” or the “Trust”), and the Small Growth Portfolio is a series of TPP. The Portfolio is a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth, invest their assets in the Portfolio The Portfolio, in turn, invests directly in securities.

This Information Statement is provided in lieu of a proxy statement to shareholders of record as of August 31, 2012 (the “Record Date”) pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Portfolio has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

This Information Statement and the accompanying materials or a Notice of Internet Availability of the Information Statement are being mailed on or about November 28, 2012. The Portfolio will pay for the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to shareholders.

Annual reports of the Portfolio are sent to shareholders of record following the Portfolio’s fiscal year end, which is December 31. The Portfolio will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Portfolio by calling toll free at (888) 233-4339. Copies of the annual and semi-annual report of the Portfolio also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolio’s website at:

http://www.transamericapartners.com/Pdf/Transamerica-Partners-Small-Growth-Portfolio-Information-Statement-September-2012.pdf

until at least March 29, 2013. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

2

TRANSAMERICA PARTNERS SMALL GROWTH PORTFOLIO

a series of Transamerica Partners Portfolios

INFORMATION STATEMENT

On May 24, 2012, the Portfolio’s Board approved, at the Adviser’s recommendation, a new sub-advisory Agreement for the Portfolio as described below.

TAM terminated its sub-advisory agreement with Perimeter Capital Partners LLC (“Perimeter”) as sub-adviser to the Portfolio and entered into a new sub-advisory agreement with Ranger Investment Management, L.P (the “Ranger Sub-Advisory Agreement”). Ranger took over day-to-day management of the Portfolio on August 31, 2012. In connection with the change in sub-adviser, and as discussed in the supplement dated May 24, 2012 to the Prospectuses, Summary Prospectuses and Statement of Additional Information, the Portfolio’s investment objective, certain principal investment strategies and investment advisory fee also changed.

The enclosed Information Statement describes Ranger and the terms of the Ranger Sub-Advisory Agreement.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the Portfolios investment objective, policies and restrictions, as stated in the Portfolio’s current Registration Statement, and (iii) reviews the sub-adviser’s continued performance.

No officer or Trustee of the Portfolio is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be party.

Terms of the Prior Sub-advisory Agreement

Prior to August 31, 2012, Perimeter served as sub-adviser to the Portfolio. Perimeter is located at Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328.

Perimeter provided sub-advisory services to the Portfolio pursuant to an Investment Sub-Advisory Agreement between TAM and Perimeter (the “Perimeter Sub-Advisory Agreement”). As sub-adviser to the Portfolio, Perimeter was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Perimeter Sub-Advisory Agreement and the investment objective of the Portfolio.

The Perimeter Sub-Advisory Agreement was dated September 30, 2011 and was last approved by the Board, including a majority of the Independent Trustees, on October 13, 2011.

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the Perimeter Sub-Advisory Agreement and to enter into a new sub-advisory agreement with the Sub-Adviser.

Comparison of the Sub-advisory Agreements

A description of the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, and a comparison of those fees to the previous fees paid by the Adviser on behalf of the Portfolio, appear below under the caption “Ranger Sub-Advisory Fees.”

The Ranger Sub-Advisory Agreement was approved by the Board on May 24, 2012, and became effective as of August 31, 2012. The Ranger Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the Ranger Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Ranger Sub-Advisory Agreement may be terminated at any time without payment of any penalty, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Portfolio; or (iii) the Investment Adviser (upon written notice to the Sub-Adviser). The Sub-Adviser may also terminate the Sub-Advisory Agreement upon giving 90 days’ advance written notice to the Investment Adviser. The Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement. The Perimeter Sub-Advisory Agreement contained similar provisions.

Under the terms of the Ranger Sub-Advisory Agreement, the Sub-Adviser furnishes continuous portfolio management services to the Portfolio, subject to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The Perimeter Sub-Advisory Agreement contained similar provisions.

The Ranger Sub-Advisory Agreement provides that the Sub-Adviser is responsible for providing, among other things, investment advice to the Portfolio, subject to the supervision of the Board, with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-Adviser by the Adviser from time to time. The Ranger Sub-Advisory Agreement prohibits the Sub-Adviser from directly or indirectly consulting with any other sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Perimeter Sub-Advisory Agreement contained similar provisions.

The Ranger Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The Ranger Sub-Advisory Agreement also provides, subject to such policies and procedures as may be adopted by the Board of the Portfolio and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determined in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits provided to the Portfolio. The Perimeter Sub-Advisory Agreement contained similar provisions.

Pursuant to the Ranger Sub-Advisory Agreement, the Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The Perimeter Sub-Advisory Agreement contained similar provisions.

As compensation for the services performed by the Sub-Adviser under the Ranger Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily. The Perimeter Sub-Advisory Agreement contained similar provisions.

The Ranger Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that the Sub-Adviser is not protected against any liability to the Adviser or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Ranger Sub-Advisory Agreement. The Perimeter Sub-Advisory Agreement contained similar provisions.

The Ranger Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolio’s securities managed by the Sub-Adviser, in accordance with that Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Perimeter Sub-Advisory Agreement contained similar provisions.

The Ranger Sub-Advisory Agreement provides that the Sub-Adviser will review the security valuations of the Portfolio. If the Sub-Adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-Adviser will notify the Adviser promptly. In addition, the Sub-Adviser will be available to consult with the Adviser in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. The Perimeter Sub-Advisory Agreement contained similar provisions.

The Ranger Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by it and reasonably available to the Sub-Adviser relating to the services provided pursuant to the Ranger Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Perimeter Sub-Advisory Agreement contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the Ranger Sub-Advisory Agreement. The description of the Ranger Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Ranger Sub-Advisory Agreement as set forth in Exhibit A.

Portfolio Manager

Name	Role	Employer	Positions Over Past Five Years
W. Conrad Doenges	Portfolio Manager	Ranger Investment Management, L.P.	Portfolio Manager of the Portfolio since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004 (small, mid and small-mid growth strategies)

TAM Advisory Fees

Under the Advisory Agreement, the Portfolio pays the Adviser on an annual basis an advisory fee of 0.84% of the first $300 million of the Portfolio’s average daily net assets; and 0.80% in excess of $300 million of the Portfolio’s average daily net assets. Prior to August 31, 2012, the Portfolio paid the Adviser 0.87% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2011 were $1,033,492, after waivers and reimbursements.

As of the fiscal year ended December 31, 2011, the net assets for the Portfolio were $108,124,291.

Ranger Sub-Advisory Fees

Under the Ranger Sub-Advisory Agreement, the Adviser (not the Portfolio) pays the Sub-Adviser for its services as a percentage of the Portfolio’s average daily net assets as listed below:

First $300 million	0.415%
Over $300 million	0.375%

For purposes of calculating the sub-advisory fee payable by TAM to the Sub-Adviser, assets are aggregated with a similar mandate of Transamerica Funds sub-advised by the Sub-Adviser.

Prior Sub-Advisory Fees

Under the Perimeter Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Perimeter for its services as a percentage of the Portfolio’s average daily net assets as listed below:

First $10 million	0.800%
From $10 million to $50 million	0.640%
Over $50 million	0.480%

Fees paid to Perimeter on behalf of the Portfolio for services provided pursuant to the Perimeter Sub-Advisory Agreement for the fiscal year ended December 31, 2011 were $703,094. Fees that would have been payable to Ranger for services provided pursuant to the Ranger Sub-Advisory Agreement for the same period, had the Ranger Sub-Advisory Agreement been in effect for such period instead of the Perimeter Sub-Advisory Agreement, would have been $517,064.

Information Regarding Ranger

Ranger is located at 300 Crescent Court, Suite 1100, Dallas, TX 75201. Ranger has been a registered investment adviser since 2003 and, as of March 31, 2012, had approximately $1.2 billion in total assets under management.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of the Sub-Adviser as of June 30, 2012. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser, unless otherwise noted.

Name	Position with Ranger Investment Management, L.P.
K. Scott Canon	President
Joseph W. Thompson III	Chief Operating Officer and Chief Financial Officer
Nimrod Hacker	General Counsel
Thomas E. Burson	Chief Compliance Officer
W. Conrad Doenges	Portfolio Manager
Andrew F. Hill	Sector Manager
Joseph T. LaBate	Sector Manager
Brian E. Graeme	Sector Manager

Management Activities. As of June 30, 2012, the Sub-Adviser acts as investment adviser or sub-adviser for the following registered investment companies with investment objectives similar to the Portfolio:

Comparable Funds for which Ranger serves as Adviser	Assets Managed by Ranger as of June 30, 2012 ($Million)	Advisory Fee Rate
Russell U.S. Small Cap Fund	$156.93	Not publicly available*
Russell Aggressive Equity Fund	$26.46	Not publicly available*
Managers Special Equity Fund	$86.20	Not publicly available*
Wilshire Small Company Growth Portfolio	$22.71	Not publicly available*
Ranger Small Cap Fund	$8.43	1.00%

* This fund family has an exemptive order that grants relief from the requirement to disclose sub-advisory fees paid to unaffiliated sub-advisers such as Ranger.

Evaluation by the Board

At its meeting on May 24, 2012, the Board considered the termination of Perimeter as sub-adviser to the Portfolio and approval of a new sub-advisory agreement (“Ranger Sub-Advisory Agreement”) for the Portfolio between TAM and Ranger, the Portfolio’s new sub-adviser.

Following their review and consideration, the Trustees determined that the terms of the Ranger Sub-Advisory Agreement are reasonable and that the termination of Perimeter as sub-adviser to the Portfolio and approval of the Ranger Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the Independent Trustees, unanimously approved the Ranger Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Perimeter.

To assist the Trustees in their consideration of the Ranger Sub-Advisory Agreement, the Trustees received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board that the appointment of Ranger is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)	that Ranger is an experienced and respected asset management firm and that Ranger has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio;

(c)	the proposed responsibilities of Ranger for the Portfolio and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to Ranger would be paid by TAM and not the Portfolio;

(e)

that the management fee rate paid by the Portfolio would be reduced in connection with the sub-adviser change, and that the sub-advisory fee to be paid by TAM to Ranger is reasonable in light of the services to be provided; and

(f)

that TAM recommended to the Board that Ranger be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with a strategy that TAM believes represents a quality offering within the small cap growth investment category.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by Ranger under the Ranger Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and Ranger as to the operations, facilities, organization and personnel of Ranger, the anticipated ability of Ranger to perform its duties under the Ranger Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board considered the proposed changes to the Portfolio’s investment objective and principal investment strategies. The Board considered that TAM has advised the Board that the appointment of Ranger is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that Ranger is an experienced and respected asset management firm and that TAM believes that Ranger has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that Ranger can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Ranger’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board reviewed the performance of the Portfolio as compared to the composite performance of the strategy to be followed by Ranger in providing services to the Portfolio. The Board noted that the performance of the Ranger strategy compared favorably to that of the Portfolio and its benchmark for the 1-, 3- and 5-year periods (annualized) ended March 31, 2012. The Board further noted that TAM believes that the appointment of Ranger could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the Ranger Sub-Advisory Agreement would actually have on the future performance of the Portfolio.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by Ranger, the Board concluded that Ranger is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee rate under the Ranger Sub-Advisory Agreement, including the increase in the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee that would result from implementation of the Ranger Sub-Advisory Agreement. The Board noted that the management fee rate payable by the Portfolio would be reduced in connection with the sub-adviser change, which would benefit the Portfolio and its shareholders. The Board also noted that the Portfolio does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by Ranger under the Ranger Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to Ranger’s costs and profitability in providing services to the Portfolio, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Ranger. As a result, the Board did not consider Ranger’s anticipated profitability as material to its decision to approve the Ranger Sub-Advisory Agreement.

Economies of Scale

The Board considered the sub-advisory fee schedule and the existence of breakpoints, noting that a breakpoint would be added to the management fee schedule in connection with the sub-adviser change. The Trustees concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to Ranger, in the future.

Fall-Out Benefits

The Board considered any other benefits to be derived by Ranger from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with Ranger, and that Ranger may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the approval of the Ranger Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the Ranger Sub-Advisory Agreement.

ADDITIONAL INFORMATION

The Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of August 31, 2012, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of August 31, 2012, the following shareholders owned beneficially or of record 5% or more of the outstanding interests in the Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership

Intermediate/Long Horizon Strategic Allocation Fund*	$15,532,959 (Direct)	20.51%

Long Horizon Strategic Allocation Fund*	$15,787,123 (Direct)	21.09%

Intermediate Horizon Strategic Allocation Fund*	$15,038,564 (Direct)	20.09%

State Street Bank & Trust as IRA Custodian Boston, MA	$4,244,333 (Direct)	5.67%

*      The address of the investor is 440 Mamaroneck Avenue, Harrison, New York 10528.

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of the other shareholders.

As of August 31, 2012, the following shareholders held beneficially 25% or more of the outstanding common shares of the Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Transamerica Partners Small Growth 570 Carillon Parkway St. Petersburg, FL	$29,481,108 (Direct)	42.04%

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before a proxy solicitation is made.

By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

November 28, 2012

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

Ranger Investment Management, L.P.

    This Agreement, entered into as of August 31, 2012 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Ranger Investment Management, L.P., a Delaware Limited Partnership (referred to herein as the “Sub-adviser”).

    TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.          Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.           Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The

Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.          Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.          Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.           Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.           Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.           Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.           Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.           Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.           Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.           Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.           Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.           Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.           Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.           Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17.           Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name: Christopher A. Staples

Title: Senior Vice President and Chief Investment Officer,
Advisory Services

RANGER INVESTMENT MANAGEMENT, L.P.

By:	/s/ K. Scott Canon

Name: K. Scott Canon

Title: President

Schedule A

Fund	Sub-Adviser Compensation*	Effective Date
Transamerica Partners Small Growth Portfolio**	0.415% of the first $300 million; 0.375% in excess of $300 million	August 31, 2012

* As a percentage of average daily net assets on an annual basis.

** The average daily net assets for the purpose of calculating sub-advisory fees will be based on the combined average daily net assets of Transamerica Partners Small Growth Portfolio and Transamerica Small Cap Growth, a series of Transamerica Funds, which is also sub-advised by Ranger Investment Management, L.P.

TRANSAMERICA PARTNERS SMALL GROWTH PORTFOLIO

TRANSAMERICA PARTNERS SMALL GROWTH

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL GROWTH

570 Carillon Parkway

St. Petersburg, FL 33716

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Partners Small Growth Portfolio, a series of Transamerica Partners Portfolios (the “Trust”), and the underlying mutual fund in which all of the assets of Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth are invested. We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to Transamerica Partners Small Growth Portfolio (the “Portfolio”). Specifically, the Board of Trustees of the Portfolio has approved a new sub-advisory agreement on behalf of the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and a new sub-adviser, Ranger Investment Management, L.P. The new sub-adviser took over day-to-day management of the Portfolio on August 31, 2012.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Portfolio’s website at:

http://www.transamericapartners.com/Pdf/Transamerica-Partners-Small-Growth-Portfolio-Information-Statement-September-2012.pdf

until at least March 29, 2013. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.